Impairment of Intangible Assets	12 Months Ended
Nov. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Impairment of Intangible Assets

Note 5 — Impairment of Intangible Assets

During the fiscal year ended November 30, 2023, as a result in the shift in the Company’s operations, as described in Note 1, the Company determined its intangible assets were impaired resulting in an impairment expense totaling $94,952.